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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): June 13, 2002

American Classic Voyages Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9264 (Commission File Number)	31-0303330 (IRS Employer Identification Number)

Two North Riverside Plaza, Suite 600 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

(312) 466-3171
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     As previously reported, on October 19, 2001, American Classic Voyages Co. (the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 22, 2001, all of the Company’s subsidiaries other than Oceanic Ship Co., Project America, Inc., Project America Ship I, Inc. and Project America Ship II, Inc. (the “Non-Filing Subsidiaries”) filed a voluntary petition for bankruptcy protection under Chapter 11 in the Bankruptcy Court. On October 22, 2001, the Non-Filing Subsidiaries ceased all operations and the secured creditor, Holland America Line, took possession of the ms Patriot (the primary asset of Oceanic Ship Co.) in connection with the uncontested foreclosure of its maritime lien on the vessel. All subsidiaries of the Company other than the Non-Filing Subsidiaries are hereinafter referred to as the “Filing Subsidiaries.”

     Pursuant to the requirements of the previously disclosed filings under Chapter 11, on July 2, 2002, each of the Company and the Filing Subsidiaries filed a monthly operating report for the month ended May 31, 2002 (a “May 2002 Monthly Operating Report,” and collectively, the “Reports”) with the U.S. Trustee Office.

     On May 31, 2002, also as previously disclosed, seven of the Filing Subsidiaries completed the sale of substantially all their assets to DNPS Delta Queen Steamboat Company, Inc. The sale transaction is reflected in the attached Reports.

     The financial data included in the Reports is not audited. The Reports are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Reports are complete or presented on a basis consistent with the Company’s previous periodic filings. The Reports also contain information for periods different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (“the Exchange Act”). This information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in any of the Reports should not be viewed as indicative of future results.

     On June 13, 2002, the Debtors completed the forfeiture of four vessels to the Maritime Administration, the secured creditor. The forfeited vessels are the Columbia Queen, Cape May Light, Cape Cod Light, and ss Independence. Individually, these vessels were the primary assets of Great Pacific NW Cruise Line, LLC, Cape May Light, LLC, Cape Cod Light, LLC and Great Independence Ship Co., respectively. The Debtors have relinquished all possession of and control over these vessels.

     Copies of the Reports filed by each of the Company and the Filing Subsidiaries on July 2, 2002, are attached as Exhibits 99.1 through Exhibit 99.20 hereto.(1)

Item 7. Exhibits.

Exhibit Number	Exhibit

99.1	American Classic Voyages Co. May 2002 Monthly Operating Report, filed July 2, 2002

99.2	Great Ocean Cruise Line, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.3	Great AQ Steamboat, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.4	Cape May Light, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.5	Cape Cod Light, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.6	Great River Cruise Line, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.7	Delta Queen Coastal Voyages, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.8	DQSC Property Co. May 2002 Monthly Operating Report, filed July 2, 2002

99.9	Cruise America Travel, Incorporated May 2002 Monthly Operating Report, filed July 2, 2002

99.10	AMCV Cruise Operations, Inc. May 2002 Monthly Operating Report, filed July 2, 2002

(1)	The Reports are included herein in their entirety except for Attachment 3 — Bank and Investment Account Statements (“Attachment 3”), which has been omitted. A summary of the activity presented on the respective Attachments 3 is included on the respective Attachments 2 — Schedule of Receipts and Disbursements for each of the Company and the Filing Subsidiaries.

99.11	CAT II, Inc. May 2002 Monthly Operating Report, filed July 2, 2002

99.12	Great Independence Ship Co. May 2002 Monthly Operating Report, filed July 2, 2002

99.13	The Delta Queen Steamboat Co. May 2002 Monthly Operating Report, filed July 2, 2002

99.14	Great Hawaiian Properties Corporation May 2002 Monthly Operating Report, filed July 2, 2002

99.15	Ocean Development Co. May 2002 Monthly Operating Report, filed July 2, 2002

99.16	AMCV Holdings, Inc. May 2002 Monthly Operating Report, filed July 2, 2002

99.17	DQSB II, Inc. May 2002 Monthly Operating Report, filed July 2, 2002

99.18	Great Hawaiian Cruise Line, Inc. May 2002 Monthly Operating Report, filed July 2, 2002

99.19	American Hawaii Properties Corporation May 2002 Monthly Operating Report, filed July 2, 2002

99.20	Great Pacific NW Cruise Line, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLASSIC VOYAGES CO.

Date: July 10, 2002	By: /s/ JORDAN B. ALLEN

Jordan B. Allen, Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Exhibit

99.1	American Classic Voyages Co. May 2002 Monthly Operating Report, filed July 2, 2002

99.2	Great Ocean Cruise Line, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.3	Great AQ Steamboat, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.4	Cape May Light, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.5	Cape Cod Light, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.6	Great River Cruise Line, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.7	Delta Queen Coastal Voyages, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002

99.8	DQSC Property Co. May 2002 Monthly Operating Report, filed July 2, 2002

99.9	Cruise America Travel, Incorporated May 2002 Monthly Operating Report, filed July 2, 2002

99.10	AMCV Cruise Operations, Inc. May 2002 Monthly Operating Report, filed July 2, 2002

99.11	CAT II, Inc. May 2002 Monthly Operating Report, filed July 2, 2002

99.12	Great Independence Ship Co. May 2002 Monthly Operating Report, filed July 2, 2002

99.13	The Delta Queen Steamboat Co. May 2002 Monthly Operating Report, filed July 2, 2002

99.14	Great Hawaiian Properties Corporation May 2002 Monthly Operating Report, filed July 2, 2002

99.15	Ocean Development Co. May 2002 Monthly Operating Report, filed July 2, 2002

99.16	AMCV Holdings, Inc. May 2002 Monthly Operating Report, filed July 2, 2002

99.17	DQSB II, Inc. May 2002 Monthly Operating Report, filed July 2, 2002

99.18	Great Hawaiian Cruise Line, Inc. May 2002 Monthly Operating Report, filed July 2, 2002

99.19	American Hawaii Properties Corporation May 2002 Monthly Operating Report, filed July 2, 2002

99.20	Great Pacific NW Cruise Line, L.L.C. May 2002 Monthly Operating Report, filed July 2, 2002